Exhibit 10.(e)(i)


                    AMENDMENT TO INCENTIVE AND
                  STOCK COMPENSATION PLAN OF 1999

               WHEREAS,  Brown  Group,  Inc.  (the
               "Company")  previously adopted  the
               Brown  Group,  Inc.  Incentive  and
               Stock Option Plan (the "Plan");

               WHEREAS, the Board of Directors  of
               the  Company may amend the Plan  at
               any  time pursuant to Section  14.1
               thereof; and

               WHEREAS, the Board of Directors  of
               the  Company desires to  amend  the
               Plan, effective May 27, 1999;

               NOW,  THEREFORE, effective May  27,
               1999, the Plan is amended by adding
               the following Section 6.10:

               "6.10      Prohibition      Against
               Repricing.   Notwith-standing   any
               other  provision of the Plan (other
               than  Section  4.2, which,  in  all
               cases,  shall  control)  no  Option
               granted    hereunder    shall    be
               repriced,   replaced  or  regranted
               through   cancellation,    or    by
               lowering the Option exercise  of  a
               previous Award, without approval of
               the  Company's stockholders  of  an
               amendment to this Section 6.10."

     I, ROBERT D. PICKLE, Vice President, General Counsel

and Corporate Secretary of Brown Group, Inc. (the

"Corporation"), do hereby certify that the above is a true

and correct excerpt from the minutes of the meeting of the

Board of Directors of the Corporation, duly called and held

on Thursday, May 27, 1999, at which meeting a quorum of the

said Board of Directors was present and voting throughout,

and that the resolutions set forth in said excerpt have not

been modified, amended or rescinded and are still in full

force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and

affixed the corporate seal of the Corporation this 27th day

of May, 1999.

                                      /s/ Robert D. Pickle
                                   --------------------------
                                   Robert D. Pickle
                                   Vice President, General
                                     Counsel and Corporate
                                     Secretary of BROWN
                                     GROUP, INC.

(SEAL)